Prudential Small-Cap Value Fund
Prudential Small-Cap Value Fund
Class A: PZVAX	Class L: N/A
Class B: PZVBX	Class M: N/A
Class C: PZVCX	Class New X: N/A

Summary Prospectus	February 16, 2010
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: PrudentialSmallCapValueFund@prudentialfundsemail.com

The Fund's Prospectus and SAI, both dated September 30, 2009, and the Fund's most recent shareholder report, dated July 31, 2009, are all incorporated by reference into this Summary Prospectus. Prior to February 16, 2010, the Fund was known as Dryden Small-Cap Value Fund.

MF 504A

INVESTMENT OBJECTIVE

The Fund's investment objective is above-average capital appreciation.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 31 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 51.

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class New X (Class X)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	5.75%	None	None
Maximum deferred sales charge (load)	1%	5%	1%	1%	6%	6%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class L	Class M	Class X
Management fees	.70	.70	.70	.70	.70	.70
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	1.00
+ Other expenses	.65	.65	.65	.65	.65	.65
= Total annual Fund operating expenses	1.65	2.35	2.35	1.85	2.35	2.35
Examples. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,042	$1,398	$2,397	$709	$1,042	$1,398	$2,397
Class B	738	1,033	1,355	2,430	238	733	1,255	2,430
Class C	338	733	1,255	2,686	238	733	1,255	2,686
Class L	752	1,123	1,518	2,619	752	1,123	1,518	2,619
Class M	838	1,133	1,455	2,512	238	733	1,255	2,512
Class X	838	1,133	1,555	2,686	238	733	1,255	2,686
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. We seek investments that will increase in value. To achieve our objective, the subadviser invests in stocks of small-cap companies using a disciplined, quantitative approach to invest in stocks that the subadviser believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors. The subadviser looks for stocks meeting these criteria in all sectors of the market. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average appreciation potential, or no longer meets the subadviser's definition of a value stock. A price decline of a stock does not necessarily mean that the stock will be sold at that time. The Fund may hold in excess of 300 securities.

The subadviser normally invests at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of small-cap companies, which we consider to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase). The market capitalization within the range will vary, but as of August 31, 2009, the average market capitalization of companies included in the Russell 2000 Index was approximately $863 million, and the market capitalization of the largest company included in the Russell 2000 Index was approximately $2.6 billion. As of June 30, 2009, the market capitalization range of the Standard & Poor's SmallCap 600 Index was from approximately $20 million to $2.3 billion.

The subadviser may invest up to 20% of the Fund's assets in foreign securities, including stocks and other equity-related investments and other investment-grade fixed-income securities of foreign issuers. The Fund's investments in foreign securities may include issuers located in emerging markets. American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities. The Fund's investments in ADRs, ADSs and other similar receipts or shares may include unsponsored receipts of shares.

The Fund may also invest up to 25% of Fund assets in real estate investment trusts (REITs).

While we make every effort to achieve our investment objective, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of their issuers remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund. Debt markets are also experiencing a period of high volatility which has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage-backed securities, have since expanded to include derivatives, securitized assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may adversely affect the Fund's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Small Company Risk. Small company stocks present above-average risks. This means that when stock prices decline overall, the Fund may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to be less liquid and fluctuate in value more than the stocks of larger, more established companies.

Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results.

Real Estate Investment Trusts (REITs). In addition to the risks generally associated with equities, the performance of a REIT depends on the strength of real estate markets, REIT management and property management, all of which can be affected by many factors, including national and regional economic conditions.

Illiquid Securities Risk. The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

For more information on the risks of investing in this Fund, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Annual Total Returns (Class A Shares)
Best Quarter: 2nd Quarter 2003 20.14% Worst Quarter: 4th Quarter 2008 -22.19%
These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. Effective December 1, 2007 such waiver has been terminated. The return for Class A shares from January 1, 2009 to June 30, 2009 was -6.55%.

Average Annual Total Returns % (as of 12-31-08)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares	-30.83	-0.26	6.81
Class C shares	-27.96	-0.14	6.81
Class L shares	-31.12	N/A	-8.95
Class M shares	-30.54	N/A	-7.97
Class X shares	-30.78	N/A	-8.17

Class A Shares %
Return Before Taxes	-30.72	-0.52	6.95
Return After Taxes on Distributions	-30.93	-1.96	5.40
Return After Taxes on Distribution and Sale of Fund Shares	-19.73	-0.13	5.87

Index % (reflects no deduction for fees, expenses or taxes)
Russell 2000 Value Index	-28.92	0.27
Russell 2000 Index	-33.79	-0.93
Lipper Average	-33.45	-0.90
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	John P. Leib, CFA	Principal & Portfolio Manager	January 2007
		Deborah D. Woods	Vice President & Portfolio Manager	January 2007
		Robert Leung, CFA	Investment Associate & Portfolio Manager	July 2009
BUYING AND SELLING FUND SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Fund's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading. Share purchases are subject to investment minimums.

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund intends to declare and pay dividends annually from any net investment income and realized capital gains. If your shares are not held in a tax-deferred account, Fund dividends are subject to federal income tax and may be subject to state or local taxes, whether taken in cash or in additional shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income and dividends from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. Individual and non-corporate shareholders may be eligible to claim a reduced tax rate for certain dividends and corporate shareholders may be eligible to claim a dividends-received deduction.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com

MF 504A